July 26, 2017

CITIZENSSELECT FUNDS

-DREYFUS PRIME MONEY MARKET FUND

Supplement to Current Prospectuses

            Effective on or about August 31, 2017 (the “Effective Date”), Dreyfus Prime Money Market Fund (the “Fund”) will issue to each holder of its Citizens, Class B and Class C shares, in exchange for said shares, Class A shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Citizens, Class B or Class C shares.  Thereafter, the Fund will no longer offer its Citizens, Class B and Class C shares.  The Fund reserves the right to no longer offer and terminate its Citizens, Class B and Class C shares as separately designated classes of shares of the Fund prior to the Effective Date if there are no holders of, or assets in, such classes of shares.

0462S0717